INVESTOR CONTACT:
Jeff Boldt (650) 786-0333
jeff.boldt@sun.com

MEDIA CONTACT:
May Goh Petry (650) 786-0034
may.petry@sun.com

INDUSTRY ANALYST CONTACT:
Joanne Masters (650) 786-0847
joanne.masters@sun.com

SUN MICROSYSTEMS REPORTS FISCAL SECOND QUARTER RESULTS

SANTA CLARA, Calif. — January 15, 2004 — Sun Microsystems, Inc. (NASDAQ: SUNW), a leader in systems and solutions that make the Net work, reported results today for its fiscal 2004 second quarter, which ended December 28, 2003.

Revenues for the second quarter of fiscal 2004 were $2.888 billion, a sequential increase of 13.9 percent and a year-over-year decline of 0.9 percent as compared with $2.915 billion for the second quarter of fiscal 2003. Total gross margin for the quarter as a percent of revenues was 41.8 percent, an increase of 1.7 percentage points sequentially and a decrease of 1.5 percentage points as compared with the second quarter of fiscal 2003. Net loss for the quarter was $125 million or $0.04 per share as compared with a net loss of $2.283 billion or a net loss of $0.72 per share for the second quarter of fiscal 2003.

“FY04Q2 was a quarter of progress for us,” said Scott McNealy, Chairman, President and Chief Executive Officer, Sun Microsystems, Inc. “We announced over 20 new products at our sold-out SunNetworkSM conference in Berlin and a significant alliance with AMD that will continue our strategy of using industry economics to deliver extreme performance at compelling price points and puts Sun in a strong product position for calendar year 2004. We continue to be confident that these investments, along with our ongoing focus on operating efficiency and quality, will deliver increasing value to our customers and partners worldwide.”

Steve McGowan, Sun’s Chief Financial Officer and Executive Vice President, Corporate Resources, said “Our sequential revenue growth was the highest Q1 to Q2 revenue growth since fiscal year 1998. Despite competitive pressures, we improved gross margin sequentially due to an ongoing focus on cost management. We ended the quarter with a cash and marketable debt securities position of $5.161 billion after funding the growth of the business this quarter.”

Sun has scheduled a conference call today to discuss its earnings for the second quarter of fiscal year 2004 at 1:30 p.m. (PT), which is being broadcast live at www.sun.com/investors.

About Sun Microsystems, Inc.
Since its inception in 1982, a singular vision — “The Network Is The ComputerTM” — has propelled Sun Microsystems, Inc. (Nasdaq: SUNW) to its position as a leading provider of industrial-strength hardware, software and services that make the Net work. Sun can be found in more than 100 countries and on the World Wide Web at http://www.sun.com.

This news release contains forward-looking statements regarding the future results and performance of Sun Microsystems, Inc., including statements that the new products announced and the alliance with AMD will continue our strategy of using industry economics to deliver extreme performance at compelling price points and puts Sun in a strong product position for calendar year 2004 and that we continue to be confident that these investments, along with our ongoing focus on operating efficiency and quality, will deliver increasing value to our customers and partners worldwide. Such statements are just predictions and involve risks and uncertainties such that actual results and performance may differ materially. Factors that might cause such a difference include risks associated with increased competition, continued adverse macroeconomic conditions in the U.S. and internationally, including adverse business conditions in the specific markets for Sun’s products, lack of success in the timely development, production and acceptance of new products and services and in technical advancements, and the failure to manage costs and improve operating efficiencies. These and other risks are detailed from time to time in Sun’s periodic reports that are filed with the Securities and Exchange Commission, including Sun’s annual report on Form 10-K for the fiscal year ended June 30, 2003 and quarterly report on Form 10-Q for the fiscal quarter ended September 28, 2003.

Sun, Sun Microsystems, the Sun logo, and The Network Is The Computer are trademarks or registered trademarks of Sun Microsystems, Inc. in the United States and in other countries.

SUN MICROSYSTEMS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)
(in millions, except per share amounts)

	Three Months Ended		Six Months Ended

	December 28, 2003	December 29, 2002	December 28, 2003	December 29, 2002

Net revenues:
Products	$1,944	$2,013	$3,578	$3,893
Services	944	902	1,846	1,769

Total net revenues	2,888	2,915	5,424	5,662
Cost of sales:
Cost of sales-products	1,107	1,118	2,072	2,211
Cost of sales-services	573	534	1,128	1,056

Total cost of sales	1,680	1,652	3,200	3,267

Gross margin	1,208	1,263	2,224	2,395
Operating expenses:
Research and development	471	451	938	888
Selling, general and administrative	828	830	1,626	1,712
Restructuring charges	(10)	357	(9)	381
Purchased in-process research and development	—	4	1	4
Impairment of goodwill and other intangible assets	—	2,125	—	2,125

Total operating expenses	1,289	3,767	2,556	5,110

Operating loss	(81)	(2,504)	(332)	(2,715)
Loss on equity investments, net	(36)	(11)	(61)	(42)
Interest income, net	20	38	41	77

Loss before income taxes	(97)	(2,477)	(352)	(2,680)
Provision (benefit) for income taxes	28	(194)	59	(286)

Net loss	$(125)	$(2,283)	$(411)	$(2,394)

Net loss per common share-basic and diluted	$(0.04)	$(0.72)	$(0.13)	$(0.75)

Shares used in the calculation of net loss per common share — basic and diluted	3,262	3,181	3,248	3,175

Calculation of net income (loss) excluding special items:
Net loss per above	$(125)	$(2,283)	$(411)	$(2,394)
Restructuring charges	(10)	357	(9)	381
Purchased in-process research and development	—	4	1	4
Loss on equity investments, net	36	11	61	42
Impairment of goodwill and other intangible assets	—	2,125	—	2,125
Related tax effects	—	(204)	—	(226)

Net income (loss) excluding special items	$(99)	$10	$(358)	$(68)

Net income (loss) excluding special items per common share — basic and diluted	$(0.03)	$0.00	$(0.11)	$(0.02)

Shares used in the calculation of net income (loss) excluding special items per common share — basic	3,262	3,181	3,248	3,175

Shares used in the calculation of net income (loss) excluding special items per common share — diluted	3,262	3,205	3,248	3,175

SUN MICROSYSTEMS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in millions)

	December 28, 2003	June 30, 2003*

	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$1,428	$2,015
Short-term marketable debt securities	732	1,047
Accounts receivable, net	2,214	2,381
Inventories	480	416
Deferred and prepaid tax assets	140	133
Prepaid expenses and other current assets	826	787

Total current assets	5,820	6,779
Property, plant and equipment, net	2,115	2,267
Long-term marketable debt securities	3,001	2,679
Goodwill	466	326
Other acquisition-related intangible assets, net	120	91
Other non-current assets, net	702	843

	$12,224	$12,985

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt and short-term borrowings	$263	$—
Accounts payable	906	903
Accrued payroll-related liabilities	469	479
Accrued liabilities and other	859	1,027
Deferred revenues	1,213	1,453
Warranty reserve	255	267

Total current liabilities	3,965	4,129
Long-term debt	1,214	1,531
Long-term deferred revenues	463	450
Other non-current obligations	343	384
Total stockholders’ equity	6,239	6,491

	$12,224	$12,985

*	Derived from audited financial statements

SUN MICROSYSTEMS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited, in millions)

	Six Months Ended

	December 28, 2003	December 29, 2002

Cash flows from operating activities:
Net loss	$(411)	$(2,394)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	361	483
Amortization of other intangible assets and unearned equity compensation	46	64
Impairment of goodwill and other intangible assets	—	2,125
Tax benefits from employee stock plans	—	4
Deferred taxes	—	(286)
Loss on equity investments, net	61	42
Purchased in-process research and development	1	4
Changes in operating assets and liabilities:
Accounts receivable, net	178	454
Inventories	(63)	109
Prepaid and other assets	(59)	140
Accounts payable	4	(236)
Other liabilities	(449)	(186)

Net cash provided by (used in) operating activities	(331)	323

Cash flows from investing activities:
Purchases of marketable debt securities	(5,065)	(2,851)
Proceeds from sales of marketable debt securities	5,029	2,675
Proceeds from maturities of marketable debt securities	—	311
Purchases of equity investments	—	(4)
Proceeds from sales of equity investments	10	2
Acquisition of property, plant and equipment, net	(127)	(181)
Acquisition of spare parts and other assets	(26)	(89)
Payments for acquisitions, net of cash acquired	(190)	(30)

Net cash used in investing activities	(369)	(167)

Cash flows from financing activities:
Acquisition of common stock	—	(499)
Proceeds from issuance of common stock, net	113	77
Principal payments on borrowings and other obligations	—	(201)

Net cash provided by (used in) financing activities	113	(623)

Net decrease in cash and cash equivalents	(587)	(467)
Cash and cash equivalents, beginning of period	2,015	2,024

Cash and cash equivalents, end of period	$1,428	$1,557

SUN MICROSYSTEMS, INC.
OPERATIONS ANALYSIS — CONSOLIDATED (UNAUDITED)

STATEMENTS OF OPERATIONS	FY 2004			FY 2003					FY 2002

(in millions except per share amounts)	Q1	Q2	FY04 YTD	Q1	Q2	Q3	Q4	FY03	Q2	Q3	Q4	FY02

NET REVENUES
Products	1,634	1,944	3,578	1,880	2,013	1,897	2,003	7,793	2,260	2,269	2,507	9,093
Services	902	944	1,846	867	902	893	979	3,641	848	838	913	3,403
TOTAL	2,536	2,888	5,424	2,747	2,915	2,790	2,982	11,434	3,108	3,107	3,420	12,496
Growth vs. prior year (%)	-7.7%	-0.9%	-4.2%	-4.0%	-6.2%	-10.2%	-12.8%	-8.5%	-39.2%	-24.1%	-14.4%	-31.5%
Growth vs. prior quarter (%)	-15.0%	13.9%		-19.7%	6.1%	-4.3%	6.9%		8.6%	0.0%	10.1%
COST OF SALES
Products	965	1,107	2,072	1,093	1,118	1,021	1,110	4,342	1,437	1,306	1,476	5,506
Services	555	573	1,128	522	534	526	568	2,150	532	494	530	2,074
TOTAL	1,520	1,680	3,200	1,615	1,652	1,547	1,678	6,492	1,969	1,800	2,006	7,580
% of revenue	59.9%	58.17%	59.0%	58.8%	56.7%	55.4%	56.3%	56.8%	63.4%	57.9%	58.7%	60.7%
GROSS MARGIN ($)
Products	669	837	1,506	787	895	876	893	3,451	823	963	1,031	3,587
% of product revenue	40.9%	43.1%	42.1%	41.9%	44.5%	46.2%	44.6%	44.3%	36.4%	42.4%	41.1%	39.4%
Services	347	371	718	345	368	367	411	1,491	316	344	383	1,329
% of service revenue	38.5%	39.3%	38.9%	39.8%	40.8%	41.1%	42.0%	41.0%	37.3%	41.1%	41.9%	39.1%
TOTAL	1,016	1,208	2,224	1,132	1,263	1,243	1,304	4,942	1,139	1,307	1,414	4,916
% of revenue	40.1%	41.8%	41.0%	41.2%	43.3%	44.6%	43.7%	43.2%	36.6%	42.1%	41.3%	39.3%
R&D	467	471	938	437	451	467	482	1,837	428	468	463	1,832
% of revenue	18.4%	16.3%	17.3%	15.9%	15.5%	16.7%	16.2%	16.1%	13.8%	15.1%	13.5%	14.7%
PURCHASED IN PROCESS R&D	1	0	1	0	4	0	0	4	0	0	0	3
% of revenue	0.0%	0.0%	0.0%	0.0%	0.1%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
SG&A	798	828	1,626	882	830	791	826	3,329	966	985	894	3,806
% of revenue	31.5%	28.7%	30.0%	32.1%	28.5%	28.4%	27.7%	29.1%	31.1%	31.7%	26.1%	30.5%
RESTRUCTURING CHARGES	1	(10)	(9)	24	357	(4)	(6)	371	511	(4)	(4)	517
% of revenue	0.0%	-0.3%	-0.2%	0.9%	12.2%	-0.1%	-0.2%	3.2%	16.4%	-0.1%	-0.1%	4.1%
IMPAIRMENT EXPENSE	0	0	0	0	2,125	0	0	2,125	0	6	0	6
% of revenue	0.0%	0.0%	0.0%	0.0%	72.9%	0.0%	0.0%	18.6%	0.0%	0.2%	0.0%	0.0%
TOTAL OPERATING EXPENSES	1,267	1,289	2,556	1,343	3,767	1,254	1,302	7,666	1,905	1,455	1,353	6,164
% of revenue	50.0%	44.6%	47.1%	48.9%	129.2%	44.9%	43.7%	67.0%	61.3%	46.8%	39.6%	49.3%
OPERATING INCOME (LOSS)	(251)	(81)	(332)	(211)	(2,504)	(11)	2	(2,724)	(766)	(148)	61	(1,248)
Operating margin	-9.9%	-2.8%	-6.1%	-7.7%	-85.9%	-0.4%	0.1%	-23.8%	-24.6%	-4.8%	1.8%	-10.0%
Interest income, net	21	20	41	39	38	33	45	155	68	77	47	299
Loss on equity investments, net	(25)	(36)	(61)	(31)	(11)	(16)	(26)	(84)	(39)	(23)	(18)	(99)
PRETAX INCOME (LOSS)	(255)	(97)	(352)	(203)	(2,477)	6	21	(2,653)	(737)	(94)	90	(1,048)
Pretax income (loss) margin	-10.1%	-3.4%	-6.5%	-7.4%	-85.0%	0.2%	0.7%	-23.2%	-23.7%	-3.0%	2.6%	-8.4%
INCOME TAX PROVISION (BENEFIT)	31	28	59	(92)	(194)	2	1,060	776	(306)	(57)	29	(461)
TAX RATE (%)	N/A	N/A	N/A	45.5%	7.8%	44.0%	N/A	N/A	41.5%	60.8%	11.3%	44.0%
NET INCOME (LOSS) (Reported)	(286)	(125)	(411)	(111)	(2,283)	4	(1,039)	(3,429)	(431)	(37)	61	(587)
Growth vs. prior year (%)	-157.7%	94.5%	82.8%	38.3%	-429.7%	110.8%	-1803.3%	-484.2%	-201.9%	-127.2%	169.3%	-163.3%
Growth vs. prior quarter (%)	72.5%	56.3%		-282.0%	-1956.8%	100.2%	-26075.0%		-139.4%	91.4%	264.9%
Net income (loss) margin	-11.3%	-4.3%	-7.6%	-4.0%	-78.3%	0.1%	-34.8%	-30.0%	-13.9%	-1.2%	1.8%	-4.7%
EPS (Diluted) (Reported)	(0.09)	(0.04)	(0.13)	(0.04)	(0.72)	0.00	(0.32)	(1.07)	(0.13)	(0.01)	0.02	(0.18)
Growth vs. prior year (%)	-125.0%	94.4%	82.7%	33.3%	-453.8%	100.0%	-1700.0%	-494.4%	-208.3%	-125.0%	166.7%	-166.7%
Growth vs. prior quarter (%)	71.9%	55.6%		-300.0%	-1700.0%	100.0%	N/A		-116.7%	92.3%	300.0%
SHARES (CSE)(Diluted)	3,235	3,262	3,248	3,168	3,181	3,218	3,219	3,190	3,239	3,245	3,309	3,242
OUTSTANDING SHARES	3,240	3,280	3,280	3,116	3,194	3,200	3,236	3,236	3,250	3,245	3,234	3,234
GAAP net income (loss)	(286)	(125)	(411)	(111)	(2,283)	4	(1,039)	(3,429)	(431)	(37)	61	(587)
In-process research and development	1	0	1	0	4	0	0	4	0	0	0	3
Restructuring charges	1	(10)	(9)	24	357	(4)	(6)	371	511	(4)	(4)	517
Loss on equity investments, net	25	36	61	31	11	16	26	84	39	23	18	99
Impairment expense	0	0	0	0	2,125	0	0	2,125	0	6	0	6
Valuation allowance on deferred tax assets	0	0	0	0	0	0	1,051	1,051	0	0	0	0
Related tax effects	0	0	0	(22)	(204)	(5)	(8)	(239)	(218)	(8)	(6)	(246)
Net income (loss) excluding special items	(259)	(99)	(358)	(78)	10	11	24	(33)	(99)	(20)	69	(208)
Growth vs. prior year (%)	-232.1%	-1090.0%	-426.5%	50.6%	110.1%	155.0%	-65.2%	84.1%	-120.0%	-113.8%	527.3%	-118.8%
EPS (Diluted) excluding special items *	(0.08)	(0.03)	(0.11)	(0.02)	0.00	0.00	0.01	(0.01)	(0.03)	(0.01)	0.02	(0.06)
Growth vs. prior year (%)	-300.0%	N/A	450.0%	60.0%	100.0%	100.0%	-50.0%	83.3%	-121.4%	-125.0%	N/A	-118.8%

*	For the quarters ended June 30, 2003 and December 29, 2002, Sun used 3,251 shares and 3,205 shares, respectively, to calculate the “Net income (loss) excluding special items.”

For all other periods, the number of shares used to calculate “EPS (Diluted) (Reported)” and “EPS (Diluted) excluding special items” were the same.

	FY 2004			FY 2003					FY 2002

(in millions)	Q1	Q2	FY04 YTD	Q1	Q2	Q3	Q4	FY03	Q2	Q3	Q4	FY02

REVENUE BY GEOGRAPHY
UNITED STATES ($M)	1,162	1,214	2,376	1,242	1,267	1,212	1,328	5,049	1,436	1,439	1,714	5,936
Growth vs. prior year (%)	-6.4%	-4.2%	-5.3%	-7.8%	-11.8%	-15.8%	-22.5%	-14.9%	-42.2%	-13.9%	-9.9%	-32.4%
Growth vs. prior quarter (%)	-12.5%	4.5%		-27.5%	2.0%	-4.3%	9.6%		6.6%	0.2%	19.1%
EUROPE ($M)	780	928	1,708	806	932	886	954	3,578	900	924	973	3,606
Growth vs. prior year (%)	-3.2%	-0.4%	-1.7%	-0.4%	3.6%	-4.1%	-2.0%	-0.8%	-39.8%	-30.9%	-13.2%	-31.6%
Growth vs. prior quarter (%)	-18.2%	19.0%		-17.2%	15.6%	-4.9%	7.7%		11.2%	2.7%	5.3%
JAPAN ($M)	185	192	377	250	243	243	200	936	292	278	203	1,060
Growth vs. prior year (%)	-26.0%	-21.0%	-23.5%	-12.9%	-16.8%	-12.6%	-1.5%	-11.7%	-32.7%	-43.6%	-43.8%	-38.0%
Growth vs. prior quarter (%)	-7.5%	3.8%		23.2%	-2.8%	0.0%	-17.7%		1.7%	-4.8%	-27.0%
REST OF WORLD ($M)	409	554	963	449	473	449	500	1,871	480	466	530	1,894
Growth vs. prior year (%)	-8.9%	17.1%	4.4%	7.4%	-1.5%	-3.6%	-5.7%	-1.2%	-31.6%	-21.4%	-13.3%	-24.0%
Growth vs. prior quarter (%)	-18.2%	35.5%		-15.3%	5.3%	-5.1%	11.4%		14.8%	-2.9%	13.7%
% of Total Revenue
UNITED STATES (%)	45.8%	42.1%	43.8%	45.2%	43.5%	43.4%	44.5%	44.2%	46.2%	46.3%	50.1%	47.5%
EUROPE (%)	30.8%	32.1%	31.5%	29.3%	32.0%	31.8%	32.0%	31.3%	29.0%	29.7%	28.5%	28.9%
JAPAN (%)	7.3%	6.6%	6.9%	9.1%	8.3%	8.7%	6.7%	8.2%	9.4%	8.9%	5.9%	8.5%
REST OF WORLD (%)	16.1%	19.2%	17.8%	16.3%	16.2%	16.1%	16.8%	16.4%	15.4%	15.0%	15.5%	15.2%
PRODUCTS AND SERVICES REVENUE
COMPUTER SYSTEMS PRODUCTS ($M)	1,282	1,568	2,850	1,512	1,621	1,530	1,580	6,243	1,838	1,864	2,002	7,396
Growth vs. prior year (%)	-15.2%	-3.3%	-9.0%	-10.6%	-11.8%	-17.9%	-21.1%	-15.6%	-48.8%	-31.3%	-21.4%	-40.3%
Growth vs. prior quarter (%)	-18.9%	22.3%		-24.5%	7.2%	-5.6%	3.3%		8.6%	1.4%	7.4%
NETWORK STORAGE PRODUCTS ($M)	352	376	728	368	392	367	423	1,550	422	405	505	1,697
Growth vs. prior year (%)	-4.3%	-4.1%	-4.2%	0.8%	-7.1%	-9.4%	-16.2%	-8.7%	-42.2%	-26.1%	-7.5%	-35.4%
Growth vs. prior quarter (%)	-16.8%	6.8%		-27.1%	6.5%	-6.4%	15.3%		15.6%	-4.0%	24.7%
SUPPORT SERVICES ($M)	731	745	1,476	683	702	704	755	2,844	625	636	692	2,538
Growth vs. prior year (%)	7.0%	6.1%	6.6%	16.8%	12.3%	10.7%	9.1%	12.1%	16.2%	15.8%	12.5%	16.0%
Growth vs. prior quarter (%)	-3.2%	1.9%		-1.3%	2.8%	0.3%	7.2%		6.8%	1.8%	8.8%
PROFESSIONAL AND EDUCATION SERVICES ($M)	171	199	370	184	200	189	224	797	223	202	221	865
Growth vs. prior year (%)	-7.1%	-0.5%	-3.6%	-16.0%	-10.3%	-6.4%	1.4%	-7.9%	-14.2%	-28.9%	-23.0%	-17.4%
Growth vs. prior quarter (%)	-23.7%	16.4%		-16.7%	8.7%	-5.5%	18.5%		1.8%	-9.4%	9.4%
NET BOOKINGS ($M)	2,538	2,980	5,518	2,601	2,989	2,688	3,020	11,298	3,193	3,088	3,486	12,484
Growth vs. prior year (%)	-2.4%	-0.3%	-1.3%	-4.3%	-6.4%	-13.0%	-13.4%	-9.5%	-35.5%	-14.5%	-4.5%	-27.7%
Growth vs. prior quarter (%)	-16.0%	17.4%		-25.4%	14.9%	-10.1%	12.4%		17.5%	-3.3%	12.9%
BACKLOG ($M)	707	799	799	695	769	667	705	705	794	775	841	841

BALANCE SHEETS	FY 2004			FY 2003					FY 2002

(in millions)	Q1	Q2		Q1	Q2	Q3	Q4		Q2	Q3	Q4

CASH & ST INVESTMENTS	2,520	2,160		2,632	2,606	2,636	3,062		1,853	2,384	2,885
ACCOUNTS RECEIVABLE, NET	1,905	2,214		2,133	2,291	2,296	2,381		2,274	2,407	2,745
RAW MATERIALS	133	120		136	119	101	114		305	206	168
WORK IN PROCESS	73	107		123	130	82	75		104	118	125
FINISHED GOODS	220	253		250	235	214	227		215	230	298

TOTAL INVENTORIES	426	480		509	484	397	416		624	554	591
OTHER CURRENT ASSETS	890	966		1,629	1,447	1,302	920		2,512	2,348	1,556

TOTAL CURRENT ASSETS	5,741	5,820		6,903	6,828	6,631	6,779		7,263	7,693	7,777
PP&E, NET	2,152	2,115		2,408	2,321	2,265	2,267		2,596	2,512	2,453
GOODWILL	389	466		2,182	326	326	326		2,180	2,182	2,182
LT MARKETABLE DEBT SECURITIES	3,006	3,001		2,612	2,671	2,902	2,679		4,117	3,564	2,979
OTHER NON-CURRENT ASSETS, NET	825	822		1,271	1,323	1,421	934		997	923	1,131

TOTAL ASSETS	12,113	12,224		15,376	13,469	13,545	12,985		17,153	16,874	16,522

SHORT TERM BORROWINGS	263	263		0	0	0	0		217	207	205
ACCOUNTS PAYABLE	780	906		798	809	870	903		871	935	1,044
ACCRUED LIABILITIES & OTHER	1,652	1,583		1,873	1,900	1,792	1,773		2,147	2,135	2,023
DEFERRED REVENUES	1,214	1,213		1,109	1,079	1,162	1,453		1,040	1,055	1,321

TOTAL CURRENT LIABILITIES	3,909	3,965		3,780	3,788	3,824	4,129		4,275	4,332	4,593
LT DEBT	1,215	1,214		1,500	1,519	1,495	1,531		1,408	1,384	1,449
LT DEFERRED REVENUES	462	463		547	520	512	450		613	570	477
OTHER NON-CURRENT OBLIGATIONS	364	343		240	369	354	384		958	857	202
STOCKHOLDERS’ EQUITY	6,163	6,239		9,309	7,273	7,360	6,491		9,899	9,731	9,801

TOTAL LIABILITIES & SE	12,113	12,224		15,376	13,469	13,545	12,985		17,153	16,874	16,522

CASH FLOW	Q1	Q2	FY04 YTD	Q1	Q2	Q3	Q4	FY03	Q2	Q3	Q4	FY02

OPERATING ACTIVITIES	(49)	(282)	(331)	182	141	379	335	1,037	82	288	177	880
INVESTING ACTIVITIES	(492)	123	(369)	126	(293)	(108)	(253)	(528)	17	269	287	39
FINANCING ACTIVITIES	7	106	113	(696)	73	10	95	(518)	85	(90)	(112)	(367)

KEY METRICS	Q1	Q2		Q1	Q2	Q3	Q4		Q2	Q3	Q4

INVENTORY TURNS (hist.)	13.7	13.3		10.9	12.8	14.3	12.9		11.7	10.6	9.2
INVENTORY TURNS- PRODUCT ONLY (hist.)	9.0	8.7		7.8	9.0	9.9	8.6		8.7	7.8	6.7
DAYS SALES OUTSTANDING	68	69		70	71	74	72		66	70	72
DAYS PAYABLES OUTSTANDING	(46)	(49)		(44)	(44)	(51)	(48)		(40)	(47)	(47)
DAYS OF SUPPLY ON HAND	25	26		28	26	23	22		29	28	27
L-T DEBT/EQUITY (%)	19.7%	19.5%		16.1%	20.9%	20.3%	23.6%		14.2%	14.2%	14.8%
ROE (12 mo. avg.)(%)	-52.8%	-22.0%		-5.3%	-26.3%	-27.6%	-45.1%		-5.5%	-7.3%	-5.9%
BOOK VALUE PER SHARE ($)	1.90	1.90		2.99	2.28	2.30	2.01		3.05	3.00	3.03
PRICE PER SHARE @ CLOSE	3.84	4.38		2.67	3.25	3.43	4.65		12.59	9.52	5.01
P/E RATIO (previous 4 qtrs)	N/A	N/A		N/A	N/A	N/A	N/A		N/A	N/A	N/A
ROA (12 mo. avg.)(%)	-27.7%	-11.4%		-3.1%	-15.2%	-15.8%	-24.8%		-3.2%	-4.2%	-3.5%
DEPREC. & AMORT. ($M)	218	189		272	275	216	265		260	273	286
CAPITAL EXPENDITURES ($M)	55	72		83	98	57	135		122	126	98
NUMBER OF EMPLOYEES	36,014	35,798		39,001	36,460	35,745	36,068		40,093	39,473	39,433
REV. PER EMP. (12 mo.)($K)	311.6	312.8		317.5	334.3	332.1	317.0		350.7	331.1	316.9
GM PER EMP. (12 mo.)($K)	134.0	133.3		128.0	140.3	141.3	137.0		138.0	130.4	124.7
OP EXP AS % OF REV (12 mo.)	67.6%	45.7%		48.9%	65.0%	65.0%	67.0%		47.8%	50.8%	49.3%
NET INCOME (LOSS) PER EMP. (12 mo.)($K)	(100.1)	(40.4)		(13.3)	(65.0)	(65.2)	(95.1)		(14.0)	(18.6)	(14.9)